Exhibit 99.2

Contact:	Mike Huston, President, CEO, and COO
(907) 261-8750
Jed Ballard, Chief Financial Officer
(907) 261-3539

NEWS RELEASE
Northrim BanCorp to Purchase Sallyport Commercial Finance, LLC

ANCHORAGE, Alaska - November 1, 2024 - Northrim BanCorp, Inc. (NASDAQ:NRIM) ) (“Northrim” or the “Company”) today announced the acquisition of Sallyport Commercial Finance, LLC (“Sallyport” or “SCF”) in an all cash transaction that closed on October 31, 2024 and is valued at approximately $53.9 million. Sallyport Commercial Finance, LLC is a leading provider of factoring, asset based lending and alternative working capital solutions to small and medium sized enterprises in the United States and Canada. The transaction is expected to provide earnings accretion of approximately 15% to Northrim’s 2025 operating results.

“Having worked with Nick and the Sallyport team for several years, we have been impressed by the quality of the business they have built,” said Mike Huston, President and CEO of Northrim. “We view this as an opportunity to partner with a company that has similar core values of customer service, tailored solutions, creativity and responsiveness without distracting from our growing Alaskan banking franchise. We believe our 20 year history in the factoring business through Northrim Funding Services and our low cost deposit base makes us the ideal partner to help Sallyport capture an increased share of a dynamic market segment.”

SCF was founded in 2014 and in 2023 the company surpassed $5 billion in debts factored. SCF’s mission is to provide access to capital through tailored funding solutions to fuel growth and provide entrepreneurs opportunities to create value. SCF has generated consistent profitability since inception including through periods of macroeconomic disruption by cultivating relationships with an approach based on a thorough understanding of each of their clients’ business operations, opportunities, and challenges.

SCF will operate as a wholly-owned subsidiary, and is expected to complement the products currently offered by Northrim Funding Services, a factoring division of Northrim Bank. Executive management at SCF has over 100 years of combined industry experience and will remain in their current positions.

“The time working closely with Northrim as a lender and partner to Sallyport has given me a unique insight into how the team operates at all levels. I have been very impressed with Northrim’s ability to develop solutions and deliver on commitments which have provided growth and opportunity for customers. We are excited to be joining the Northrim team and look forward to what we can learn and accomplish together,” said Nick Hart, Co-Founder and President of SCF.

Northrim has previously invested in related financial enterprises as part of its growth and diversification strategy. Current affiliates include wholly-owned Residential Mortgage, LLC, as well as a non-controlling interest in Pacific Wealth Advisors and Pacific Portfolio Consulting based in Seattle.

Advisors

Northrim was advised in this transaction by Janney Montgomery Scott LLC, and Accretive Legal, PLLC served as its legal counsel. Keefe, Bruyette & Woods, A Stifel Company, acted as financial adviser for Sallyport, while Latham & Watkins LLP served as its legal counsel.

Investor Conference Call

Management will host a conference call for the investment community on Monday, November 4, at 9:00 a.m. Alaska Time (1:00 p.m. ET) to discuss the SCF acquisition. Interested parties may access the call by dialing 800-231-0316.

About Northrim BanCorp

Northrim BanCorp, Inc. is the parent company of Northrim Bank, an Alaska-based community bank with 20 branches in Anchorage, Eagle River, the Matanuska Valley, the Kenai Peninsula, Juneau, Fairbanks, Nome, Kodiak, Ketchikan, and Sitka, serving 90% of Alaska’s population; and a factoring and asset-based lending division in Washington; and a wholly-owned residential mortgage company, Residential Mortgage Holding Company, LLC. The Bank differentiates itself with its detailed knowledge of Alaska’s economy and its “Customer First Service” philosophy. Pacific Wealth Advisors, LLC is an affiliated company of Northrim BanCorp.

About Sallyport Commercial Finance, LLC

Sallyport Commercial Finance, LLC is a specialty finance company focused on providing entrepreneurs with working capital solutions for small to medium sized businesses, to help drive growth and achieve business hopes and dreams. Sallyport Commercial Finance, LLC offers a full suite of factoring and asset based products including Accounts Receivable Finance, Purchase Order Finance, Equipment and Inventory Finance, Cash Flow Loans, and Real Estate Loans. Industries represented include but are not limited to Staffing, Energy, Food & Beverage, Apparel, Manufacturing, Service Industry, Transportation, Government Receivables, and IT. Through a subsidiary, Sallyport Commercial Finance, LLC has a minority interest in factoring operations in the United Kingdom.

Forward-Looking Statement
This release may contain “forward-looking statements” as that term is defined for purposes of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy, management’s plans and objectives for future operations are forward-looking statements. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to Northrim and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements, are subject to various risks and uncertainties that may cause our actual results to differ materially and adversely from our expectations as indicated in the forward-looking statements. These risks and uncertainties include: descriptions of Northrim’s and Sallyport’s financial condition, results of operations, asset based lending volumes, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the acquisition of Sallyport by Northrim Bank; expected cost savings, synergies and other financial benefits from the acquisition of Sallyport by Northrim Bank might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; and the ability of Northrim and Sallyport to execute their respective business plans; potential further increases in interest rates; the value of securities held in our investment portfolio; the impact of the results of government initiatives on the regulatory landscape, natural resource extraction industries, and capital markets; the impact of declines in the value of commercial and residential real estate markets, high unemployment rates, inflationary pressures and slowdowns in economic growth; changes in banking regulation or actions by bank regulators; inflation, supply-chain constraints, and potential geopolitical instability, including the wars in Ukraine and the Middle East; financial stress on borrowers (consumers and businesses) as a result of higher rates or an uncertain economic environment; the general condition of, and changes in, the Alaska economy; our ability to maintain or expand our market share or net interest margin; the sufficiency of our provision for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to current expected credit losses accounting guidance; our ability to maintain asset quality; our ability to implement our marketing and growth strategies; our ability to identify and address cyber-security risks, including security breaches, “denial of service attacks,” “hacking,” and identity theft; disease outbreaks; and our ability to execute our business plan. Further, actual results may be affected by competition on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the local, regional and national banking industry and economy. In addition, there are risks inherent in the banking industry relating to collectability of loans and changes in interest rates. Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and from time to time are disclosed in our other filings with the Securities and Exchange Commission. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations. These forward-looking statements are made only as of the date of this release, and Northrim does not undertake any obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this release.

Note Transmitted on GlobeNewswire on November 1, 2024, at 5:15 am Alaska Standard Time.